Featured Community: Camden Old Town Scottsdale ● Acquired February 27, 2019

CAMDEN

Living Excellence

1Q19 Earnings Release & Supplemental Financial Information

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● camdenliving.com
Investor Relations Contact ● Kim Callahan ● (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES FIRST QUARTER 2019 OPERATING RESULTS

Houston, Texas (May 2, 2019) - Camden Property Trust (NYSE:CPT) announced today operating results for the three months ended March 31, 2019. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three months ended March 31, 2019 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended
	March 31
Per Diluted Share	2019	2018
EPS	$0.40	$0.41
FFO	$1.22	$1.15
AFFO	$1.12	$1.04

	Quarterly Growth	Sequential Growth
Same Property Results	1Q19 vs. 1Q18	1Q19 vs. 4Q18
Revenues	3.7%	0.8%
Expenses	3.8%	3.5%
Net Operating Income ("NOI")	3.6%	(0.6)%

Same Property Results	1Q19	1Q18	4Q18
Occupancy	95.8%	95.4%	95.8%

“We are pleased to report another quarter of strong performance, with same property growth and FFO per share slightly better than anticipated,” said Richard J. Campo, Camden’s Chairman and CEO.  “As a result, we are raising the midpoints of our 2019 guidance for both same property revenue and same property NOI growth to 3.4% each, an improvement of 10 basis points for each category. We are maintaining the midpoint of our 2019 FFO guidance at $5.07 per share, as we expect the impact of our recent equity offering to be offset by our improved same property growth outlook as well as the adjusted timing of real estate and capital market transactions.”

For 2019, the Company defines same property communities as communities owned and stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
Construction was completed during the quarter at Camden North End I in Phoenix, AZ and Camden Grandview II in Charlotte, NC, and lease-up was completed at Camden Shady Grove in Rockville, MD. The Company also commenced construction at Camden North End II in Phoenix, AZ.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Cost	as of 4/30/2019
Camden Washingtonian	Gaithersburg, MD	365	$87.8	86%
Camden McGowen Station	Houston, TX	315	90.7	76%
Camden North End I	Phoenix, AZ	441	97.2	63%
Camden Grandview II	Charlotte, NC	28	22.0	36%
Total		1,149	$297.7

Development Communities - Construction Ongoing ($ in millions)

		Total	Total
Community Name	Location	Units	Budget
Camden RiNo	Denver, CO	233	$75.0
Camden Downtown I	Houston, TX	271	132.0
Camden Lake Eola	Orlando, FL	360	120.0
Camden Buckhead	Atlanta, GA	365	160.0
Camden North End II	Phoenix, AZ	343	90.0
Total		1,572	$577.0

Acquisition/Disposition Activity
During the quarter, the Company acquired Camden Old Town Scottsdale, a 316-home apartment community located in Scottsdale, AZ for approximately $97.1 million.

Subsequent to quarter-end, Camden acquired approximately 4.3 acres of land in Charlotte, NC for approximately $10.9 million for the future development of approximately 400 apartment homes, and acquired Camden Rainey Street, a 326-home apartment community located in Austin, TX for approximately $120.4 million.

Capital Markets Transactions
During the quarter, Camden completed a public offering of 3,375,000 common shares for net proceeds of approximately $328.4 million. The Company also retired approximately $439.3 million of secured mortgage debt with a weighted average interest rate of 5.2%.

In addition, Camden amended and restated its unsecured credit facility, extending the maturity date to March 2023 with two 6-month extension options and increasing the size of its facility to $900 million.

Earnings Guidance
Camden updated its earnings guidance for 2019 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for second quarter 2019 as detailed below.

	2Q19	2019	2019 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.39 - $0.43	$1.56 - $1.72	$1.64	$1.61	$0.03
FFO	$1.24 - $1.28	$4.99 - $5.15	$5.07	$5.07	$0.00

	2019	2019 Midpoint
Same Property Growth	Range	Current	Prior	Change
Revenues	3.00% - 3.80%	3.40%	3.30%	0.10%
Expenses	2.95% - 3.75%	3.35%	3.25%	0.10%
NOI	2.60% - 4.20%	3.40%	3.30%	0.10%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2019 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, May 3, 2019 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 4687275
Webcast: https://services.choruscall.com/links/cpt190503.html

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 165 properties containing 56,271 apartment homes across the United States. Upon completion of 5 properties currently under development, the Company’s portfolio will increase to 57,843 apartment homes in 170 properties. Camden was recently named by FORTUNE Magazine for the 12th consecutive year as one of the 100 Best Companies to Work For® in America, ranking #19.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended March 31,
	2019	2018
Property revenues	$248,567	$230,683

Adjusted EBITDA	138,721	129,682

Net income attributable to common shareholders	38,613	39,395
Per share - basic	0.40	0.41
Per share - diluted	0.40	0.41

Funds from operations	120,663	111,367
Per share - diluted	1.22	1.15

Adjusted funds from operations	111,008	101,368
Per share - diluted	1.12	1.04

Dividends per share	0.80	0.77
Dividend payout ratio (FFO)	65.6%	67.0%

Interest expensed	20,470	20,374
Interest capitalized	2,732	3,693
Total interest incurred	23,202	24,067

Principal amortization	266	172

Net Debt to Annualized Adjusted EBITDA (a)	4.0x	4.0x
Interest expense coverage ratio	6.8x	6.4x
Total interest coverage ratio	6.0x	5.4x
Fixed charge expense coverage ratio	6.7x	6.3x
Total fixed charge coverage ratio	5.9x	5.4x
Unencumbered real estate assets (at cost) to unsecured debt ratio	4.0x	4.8x

Same property NOI increase (b)	3.6%	4.0%
(# of apartment homes included)	42,618	41,968

Gross turnover of apartment homes (annualized)	48%	49%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	38%	39%

	As of March 31,
	2019	2018
Total assets	$6,285,394	$6,128,375
Total debt	$2,124,819	$2,204,940
Common and common equivalent shares, outstanding end of period (c)	100,705	97,144
Share price, end of period	$101.50	$84.18
Book equity value, end of period (d)	$3,726,320	$3,538,583
Market equity value, end of period (e)	$10,221,558	$8,177,582

(a) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale.

(c) Includes at March 31, 2019: 98,949 common shares (including 64 common share equivalents related to share awards), plus 1,756 common share equivalents upon the assumed conversion of non-controlling units.

(d) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(e) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 26, 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2019	2018
OPERATING DATA

Property revenues (a)	$248,567	$230,683

Property expenses
Property operating and maintenance	56,948	53,916
Real estate taxes	33,890	30,049
Total property expenses	90,838	83,965

Non-property income
Fee and asset management	1,843	1,998
Interest and other income	298	793
Income/(Loss) on deferred compensation plans	10,356	(205)
Total non-property income	12,497	2,586

Other expenses
Property management	6,657	6,639
Fee and asset management	1,184	965
General and administrative	13,308	12,223
Interest	20,470	20,374
Depreciation and amortization	80,274	70,224
Expense/(Benefit) on deferred compensation plans	10,356	(205)
Total other expenses	132,249	110,220

Equity in income of joint ventures	1,912	1,829
Income from continuing operations before income taxes	39,889	40,913
Income tax expense	(168)	(388)
Net income	39,721	40,525
Less income allocated to non-controlling interests from continuing operations	(1,108)	(1,130)
Net income attributable to common shareholders	$38,613	$39,395

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$39,721	$40,525
Other comprehensive income
Unrealized gain (loss) on cash flow hedging activities	(5,938)	3,601
Reclassification of net (gain) loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	(375)	35
Comprehensive income	33,408	44,161
Less income allocated to non-controlling interests from continuing operations	(1,108)	(1,130)
Comprehensive income attributable to common shareholders	$32,300	$43,031

PER SHARE DATA

Total earnings per common share - basic	$0.40	$0.41
Total earnings per common share - diluted	0.40	0.41

Weighted average number of common shares outstanding:
Basic	96,892	95,067
Diluted	97,041	96,046

(a) Upon our adoption of Accounting Standard Codification 842 - “Leases” effective January 1, 2019, we elected the practical expedient to not separate lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended March 31, 2019, we recognized $248.6 million of property revenue which consisted of approximately $220.1 million of rental revenue and approximately $28.5 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.   This compares to property revenue of $230.7 million recognized for the three months ended March 31, 2018, made up of approximately $203.5 million of rental revenue and approximately $27.2 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.

Note: Please refer to pages 26, 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended March 31,
	2019	2018
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$38,613	$39,395
Real estate depreciation and amortization	78,675	68,595
Adjustments for unconsolidated joint ventures	2,231	2,247
Income allocated to non-controlling interests	1,144	1,130
Funds from operations	$120,663	$111,367

Less: recurring capitalized expenditures (a)	(9,655)	(9,999)

Adjusted funds from operations	$111,008	$101,368

PER SHARE DATA
Funds from operations - diluted	$1.22	$1.15
Adjusted funds from operations - diluted	1.12	1.04
Distributions declared per common share	0.80	0.77

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	98,797	97,124

PROPERTY DATA
Total operating properties (end of period) (b)	164	158
Total operating apartment homes in operating properties (end of period) (b)	55,945	54,181
Total operating apartment homes (weighted average)	47,957	46,353

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 26, 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
ASSETS
Real estate assets, at cost
Land	$1,127,485	$1,098,526	$1,088,293	$1,066,077	$1,053,578
Buildings and improvements	7,057,101	6,935,971	6,828,068	6,620,169	6,494,229
	8,184,586	8,034,497	7,916,361	7,686,246	7,547,807
Accumulated depreciation	(2,479,875)	(2,403,149)	(2,328,092)	(2,255,737)	(2,185,452)
Net operating real estate assets	5,704,711	5,631,348	5,588,269	5,430,509	5,362,355
Properties under development, including land	307,981	293,978	315,904	373,350	399,903
Investments in joint ventures	21,955	22,283	24,664	26,205	26,863
Total real estate assets	6,034,647	5,947,609	5,928,837	5,830,064	5,789,121
Accounts receivable – affiliates	21,337	22,920	22,605	23,473	23,397
Other assets, net (a)(b)	217,663	205,454	228,468	204,717	199,420
Cash and cash equivalents	6,092	34,378	8,529	64,071	101,401
Restricted cash	5,655	9,225	10,061	9,581	15,036
Total assets	$6,285,394	$6,219,586	$6,198,500	$6,131,906	$6,128,375

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$2,079,136	$1,836,427	$1,394,178	$1,339,659	$1,339,142
Secured	45,683	485,176	865,431	865,629	865,798
Accounts payable and accrued expenses (b)	126,964	146,866	140,046	127,777	123,706
Accrued real estate taxes	30,891	54,358	70,174	52,461	29,061
Distributions payable	80,771	74,982	74,976	75,071	75,083
Other liabilities (b)(c)	195,629	183,999	178,898	156,767	157,002
Total liabilities	2,559,074	2,781,808	2,723,703	2,617,364	2,589,792

Commitments and contingencies
Non-qualified deferred compensation share awards	—	52,674	60,874	85,938	76,174

Equity
Common shares of beneficial interest	1,064	1,031	1,030	1,027	1,026
Additional paid-in capital	4,527,659	4,154,763	4,147,278	4,132,404	4,132,056
Distributions in excess of net income attributable to common shareholders	(526,856)	(495,496)	(466,512)	(436,575)	(396,596)
Treasury shares, at cost	(349,655)	(355,804)	(355,825)	(355,752)	(356,687)
Accumulated other comprehensive income (d)	616	6,929	14,031	8,794	3,579
Total common equity	3,652,828	3,311,423	3,340,002	3,349,898	3,383,378
Non-controlling interests	73,492	73,681	73,921	78,706	79,031
Total equity	3,726,320	3,385,104	3,413,923	3,428,604	3,462,409
Total liabilities and equity	$6,285,394	$6,219,586	$6,198,500	$6,131,906	$6,128,375

(a) Includes net deferred charges of:	$5,081	$242	$538	$724	$929

(b) Includes net asset/(liability) and interest receivable/(payable) fair value of derivative instruments:	($13,370)	($7,433)	$15,674	$10,472	$5,291

(c) Includes deferred revenues of:	$659	$552	$603	$659	$536

(d) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT MARCH 31, 2019 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property" (a)	Completed in Lease-up	Under Construction	Total	Operating	Grand Total
D.C. Metro (b)	4,655	1,561	365	—	6,581	281	6,862
Houston, TX	5,912	—	315	271	6,498	2,522	9,020
Atlanta, GA	4,262	—	—	365	4,627	234	4,861
Los Angeles/Orange County, CA	1,809	849	—	—	2,658	—	2,658
SE Florida	1,956	825	—	—	2,781	—	2,781
Dallas, TX	4,416	—	—	—	4,416	1,250	5,666
Phoenix, AZ	2,929	316	441	343	4,029	—	4,029
Orlando, FL	2,662	632	—	360	3,654	300	3,954
Denver, CO	2,632	—	—	233	2,865	—	2,865
Charlotte, NC	2,810	—	28	—	2,838	266	3,104
Tampa, FL	1,928	358	—	—	2,286	450	2,736
Raleigh, NC	2,350	354	—	—	2,704	350	3,054
San Diego/Inland Empire, CA	1,665	—	—	—	1,665	—	1,665
Austin, TX	2,000	—	—	—	2,000	1,360	3,360
Corpus Christi, TX	632	—	—	—	632	270	902
Total Portfolio	42,618	4,895	1,149	1,572	50,234	7,283	57,517

(a) Includes redevelopment properties.

(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (e)

	"Same Property" Communities	Operating Communities (c)	Incl. JVs at Pro Rata % (d)	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
D.C. Metro	13.7%	16.9%	16.5%	96.0%	95.7%	96.1%	96.0%	95.1%
Houston, TX	11.3%	9.8%	10.5%	95.2%	95.2%	95.4%	95.5%	95.5%
Atlanta, GA	10.0%	8.6%	8.5%	96.4%	96.2%	96.6%	95.7%	95.4%
Los Angeles/Orange County, CA	6.6%	8.8%	8.5%	95.8%	95.7%	95.5%	95.1%	95.1%
SE Florida	6.1%	7.5%	7.2%	95.4%	95.7%	95.9%	95.7%	96.5%
Dallas, TX	7.8%	6.7%	7.1%	95.8%	95.7%	95.7%	95.5%	94.8%
Phoenix, AZ	6.8%	6.6%	6.4%	96.0%	96.1%	95.9%	95.2%	96.0%
Orlando, FL	5.8%	6.1%	6.0%	95.7%	95.9%	96.5%	96.7%	97.1%
Denver, CO	7.1%	6.0%	5.8%	95.5%	95.2%	95.1%	95.2%	94.5%
Charlotte, NC	6.4%	5.7%	5.7%	96.0%	95.6%	95.8%	96.2%	94.6%
Tampa, FL	4.1%	4.5%	4.6%	96.1%	95.7%	95.6%	95.7%	95.9%
Raleigh, NC	4.5%	4.4%	4.5%	95.5%	95.8%	95.5%	95.0%	94.6%
San Diego/Inland Empire, CA	5.2%	4.5%	4.3%	95.1%	95.3%	95.5%	96.0%	94.7%
Austin, TX	3.7%	3.2%	3.6%	95.9%	96.0%	96.3%	96.2%	95.6%
Corpus Christi, TX	0.9%	0.7%	0.8%	92.3%	92.9%	93.8%	93.3%	91.3%
Total Portfolio	100.0%	100.0%	100.0%	95.7%	95.6%	95.8%	95.7%	95.3%

(c) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(d) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(e) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended March 31,
Property Revenues	Homes	2019	2018	Change
"Same Property" Communities (a)	42,618	$212,156	$204,581	$7,575
Non-"Same Property" Communities (b)	4,895	30,120	23,913	6,207
Development and Lease-Up Communities (c)	2,721	3,995	1	3,994
Disposition/Other (d)	—	2,296	2,188	108
Total Property Revenues	50,234	$248,567	$230,683	$17,884

Property Expenses
"Same Property" Communities (a)	42,618	$77,474	$74,602	$2,872
Non-"Same Property" Communities (b)	4,895	10,397	8,575	1,822
Development and Lease-Up Communities (c)	2,721	2,175	3	2,172
Disposition/Other (d)	—	792	785	7
Total Property Expenses	50,234	$90,838	$83,965	$6,873

Property Net Operating Income
"Same Property" Communities (a)	42,618	$134,682	$129,979	$4,703
Non-"Same Property" Communities (b)	4,895	19,723	15,338	4,385
Development and Lease-Up Communities (c)	2,721	1,820	(2)	1,822
Disposition/Other (d)	—	1,504	1,403	101
Total Property Net Operating Income	50,234	$157,729	$146,718	$11,011

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2018, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2018, excluding properties held for sale.

(d) Disposition/Other includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities and expenses related to land holdings not under active development.

CAMDEN	"SAME PROPERTY"
FIRST QUARTER COMPARISONS
March 31, 2019
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	1Q19	1Q18	Growth	1Q19	1Q18	Growth	1Q19	1Q18	Growth
D.C. Metro	4,655	$27,201	$25,977	4.7%	$8,782	$8,757	0.3%	$18,419	$17,220	7.0%
Houston, TX	5,912	27,572	26,849	2.7%	12,391	11,733	5.6%	15,181	15,116	0.4%
Atlanta, GA	4,262	21,439	20,572	4.2%	7,921	7,550	4.9%	13,518	13,022	3.8%
Dallas, TX	4,416	19,557	19,037	2.7%	9,018	8,650	4.3%	10,539	10,387	1.5%
Denver, CO	2,632	14,148	13,405	5.5%	4,615	3,903	18.2%	9,533	9,502	0.3%
Phoenix, AZ	2,929	13,572	12,970	4.6%	4,347	4,256	2.1%	9,225	8,714	5.9%
Los Angeles/Orange County, CA	1,809	12,472	11,854	5.2%	3,595	3,581	0.4%	8,877	8,273	7.3%
Charlotte, NC	2,810	12,604	12,214	3.2%	3,941	3,707	6.3%	8,663	8,507	1.8%
SE Florida	1,956	12,182	12,023	1.3%	4,020	3,996	0.6%	8,162	8,027	1.7%
Orlando, FL	2,662	12,087	11,621	4.0%	4,354	4,232	2.9%	7,733	7,389	4.7%
San Diego/Inland Empire, CA	1,665	10,434	10,057	3.7%	3,419	3,447	(0.8)%	7,015	6,610	6.1%
Raleigh, NC	2,350	9,067	8,775	3.3%	2,976	2,914	2.1%	6,091	5,861	3.9%
Tampa, FL	1,928	8,711	8,421	3.4%	3,199	3,192	0.2%	5,512	5,229	5.4%
Austin, TX	2,000	8,993	8,779	2.4%	3,974	3,848	3.3%	5,019	4,931	1.8%
Corpus Christi, TX	632	2,117	2,027	4.4%	922	836	10.3%	1,195	1,191	0.3%

Total Same Property	42,618	$212,156	$204,581	3.7%	$77,474	$74,602	3.8%	$134,682	$129,979	3.6%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	1Q19	1Q18	Growth	1Q19	1Q18	Growth	1Q19	1Q18	Growth
D.C. Metro	13.7%	96.3%	95.2%	1.1%	$1,763	$1,708	3.2%	$2,024	$1,954	3.6%
Houston, TX	11.3%	95.1%	95.8%	(0.7)%	1,420	1,386	2.5%	1,638	1,585	3.4%
Atlanta, GA	10.0%	96.4%	95.4%	1.0%	1,513	1,460	3.6%	1,739	1,686	3.2%
Dallas, TX	7.8%	95.8%	94.7%	1.1%	1,315	1,290	1.9%	1,540	1,517	1.6%
Denver, CO	7.1%	95.5%	94.5%	1.0%	1,623	1,556	4.3%	1,876	1,796	4.5%
Phoenix, AZ	6.8%	96.0%	96.0%	0.0%	1,363	1,284	6.2%	1,609	1,537	4.6%
Los Angeles/Orange County, CA	6.6%	96.1%	95.5%	0.6%	2,168	2,109	2.8%	2,391	2,286	4.6%
Charlotte, NC	6.4%	96.0%	94.6%	1.4%	1,332	1,305	2.1%	1,558	1,532	1.8%
SE Florida	6.1%	96.4%	97.1%	(0.7)%	1,876	1,825	2.8%	2,153	2,110	2.0%
Orlando, FL	5.8%	96.2%	97.1%	(0.9)%	1,345	1,277	5.3%	1,573	1,500	4.9%
San Diego/Inland Empire, CA	5.2%	95.1%	94.7%	0.4%	1,972	1,885	4.6%	2,197	2,126	3.3%
Raleigh, NC	4.5%	95.6%	94.5%	1.1%	1,118	1,082	3.3%	1,345	1,316	2.2%
Tampa, FL	4.1%	96.1%	95.9%	0.2%	1,303	1,252	4.1%	1,566	1,518	3.2%
Austin, TX	3.7%	96.0%	95.8%	0.2%	1,314	1,276	3.0%	1,563	1,528	2.2%
Corpus Christi, TX	0.9%	92.1%	90.5%	1.6%	988	961	2.8%	1,212	1,180	2.8%

Total Same Property	100.0%	95.8%	95.4%	0.4%	$1,495	$1,446	3.4%	$1,732	$1,677	3.3%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
March 31, 2019
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	1Q19	4Q18	Growth	1Q19	4Q18	Growth	1Q19	4Q18	Growth
D.C. Metro	4,655	$27,201	$26,940	1.0%	$8,782	$8,451	3.9%	$18,419	$18,489	(0.4)%
Houston, TX	5,912	27,572	27,461	0.4%	12,391	12,029	3.0%	15,181	15,432	(1.6)%
Atlanta, GA	4,262	21,439	21,129	1.5%	7,921	8,103	(2.2)%	13,518	13,026	3.8%
Dallas, TX	4,416	19,557	19,454	0.5%	9,018	8,755	3.0%	10,539	10,699	(1.5)%
Denver, CO	2,632	14,148	14,064	0.6%	4,615	4,148	11.3%	9,533	9,916	(3.9)%
Phoenix, AZ	2,929	13,572	13,422	1.1%	4,347	4,210	3.3%	9,225	9,212	0.1%
Los Angeles/Orange County, CA	1,809	12,472	12,275	1.6%	3,595	3,482	3.2%	8,877	8,793	1.0%
Charlotte, NC	2,810	12,604	12,483	1.0%	3,941	3,631	8.5%	8,663	8,852	(2.1)%
SE Florida	1,956	12,182	12,087	0.8%	4,020	3,882	3.6%	8,162	8,205	(0.5)%
Orlando, FL	2,662	12,087	11,932	1.3%	4,354	4,183	4.1%	7,733	7,749	(0.2)%
San Diego/Inland Empire, CA	1,665	10,434	10,415	0.2%	3,419	3,296	3.7%	7,015	7,119	(1.5)%
Raleigh, NC	2,350	9,067	9,061	0.1%	2,976	2,917	2.0%	6,091	6,144	(0.9)%
Tampa, FL	1,928	8,711	8,595	1.3%	3,199	3,072	4.1%	5,512	5,523	(0.2)%
Austin, TX	2,000	8,993	8,926	0.8%	3,974	3,713	7.0%	5,019	5,213	(3.7)%
Corpus Christi, TX	632	2,117	2,139	(1.0)%	922	950	(2.9)%	1,195	1,189	0.5%

Total Same Property	42,618	$212,156	$210,383	0.8%	$77,474	$74,822	3.5%	$134,682	$135,561	(0.6)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	1Q19	4Q18	Growth	1Q19	4Q18	Growth	1Q19	4Q18	Growth
D.C. Metro	13.7%	96.3%	95.9%	0.4%	$1,763	$1,758	0.3%	$2,024	$2,013	0.6%
Houston, TX	11.3%	95.1%	95.3%	(0.2)%	1,420	1,418	0.1%	1,638	1,627	0.6%
Atlanta, GA	10.0%	96.4%	96.2%	0.2%	1,513	1,501	0.8%	1,739	1,718	1.3%
Dallas, TX	7.8%	95.8%	96.0%	(0.2)%	1,315	1,309	0.5%	1,540	1,530	0.7%
Denver, CO	7.1%	95.5%	95.2%	0.3%	1,623	1,613	0.6%	1,876	1,870	0.3%
Phoenix, AZ	6.8%	96.0%	96.1%	(0.1)%	1,363	1,342	1.6%	1,609	1,589	1.2%
Los Angeles/Orange County, CA	6.6%	96.1%	95.9%	0.2%	2,168	2,163	0.2%	2,391	2,359	1.4%
Charlotte, NC	6.4%	96.0%	95.6%	0.4%	1,332	1,330	0.2%	1,558	1,549	0.6%
SE Florida	6.1%	96.4%	96.5%	(0.1)%	1,876	1,867	0.5%	2,153	2,134	0.9%
Orlando, FL	5.8%	96.2%	96.4%	(0.2)%	1,345	1,335	0.7%	1,573	1,550	1.5%
San Diego/Inland Empire, CA	5.2%	95.1%	95.3%	(0.2)%	1,972	1,962	0.5%	2,197	2,188	0.4%
Raleigh, NC	4.5%	95.6%	95.9%	(0.3)%	1,118	1,114	0.4%	1,345	1,340	0.4%
Tampa, FL	4.1%	96.1%	96.0%	0.1%	1,303	1,295	0.6%	1,566	1,548	1.2%
Austin, TX	3.7%	96.0%	96.1%	(0.1)%	1,314	1,307	0.5%	1,563	1,549	0.9%
Corpus Christi, TX	0.9%	92.1%	92.8%	(0.7)%	988	986	0.2%	1,212	1,216	(0.3)%

Total Same Property	100.0%	95.8%	95.8%	0.0%	$1,495	$1,487	0.5%	$1,732	$1,718	0.8%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
March 31, 2019
(In thousands)

(Unaudited)

					% of Actual
					1Q19 Operating
Quarterly Comparison (a)	1Q19	1Q18	$ Change	% Change	Expenses

Property taxes	$28,620	$26,570	$2,050	7.7%	36.9%
Salaries and Benefits for On-site Employees	16,652	15,717	935	5.9%	21.5%
Utilities	16,542	16,589	(47)	(0.3)%	21.4%
Repairs and Maintenance	8,362	8,853	(491)	(5.5)%	10.8%
Property Insurance	2,510	2,013	497	24.7%	3.2%
General and Administrative	2,781	2,999	(218)	(7.3)%	3.6%
Marketing and Leasing	1,247	1,169	78	6.7%	1.6%
Other	760	692	68	9.8%	1.0%

Total Same Property	$77,474	$74,602	$2,872	3.8%	100.0%

					% of Actual
					1Q19 Operating
Sequential Comparison (a)	1Q19	4Q18	$ Change	% Change	Expenses

Property taxes	$28,620	$27,355	$1,265	4.6%	36.9%
Salaries and Benefits for On-site Employees	16,652	15,211	1,441	9.5%	21.5%
Utilities	16,542	16,707	(165)	(1.0)%	21.4%
Repairs and Maintenance	8,362	8,735	(373)	(4.3)%	10.8%
Property Insurance	2,510	2,122	388	18.3%	3.2%
General and Administrative	2,781	2,660	121	4.5%	3.6%
Marketing and Leasing	1,247	1,432	(185)	(12.9)%	1.6%
Other	760	600	160	26.7%	1.0%

Total Same Property	$77,474	$74,822	$2,652	3.5%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended March 31,
OPERATING DATA (a)	2019	2018

Property revenues	$10,138	$9,733

Property expenses
Property operating and maintenance	2,520	2,369
Real estate taxes	1,727	1,621
	4,247	3,990

Net Operating Income	5,891	5,743

Other expenses
Interest	1,692	1,583
Depreciation and amortization	2,216	2,235
Other	71	96
Total other expenses	3,979	3,914

Equity in income of joint ventures	$1,912	$1,829

	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
BALANCE SHEET DATA(b)
Land	$109,912	$109,912	$109,912	$109,912	$109,912
Building & Improvements	762,735	760,642	757,404	754,650	751,636
	872,647	870,554	867,316	864,562	861,548
Accumulated Depreciation	(208,815)	(201,595)	(194,369)	(187,125)	(179,847)
Net operating real estate assets	663,832	668,959	672,947	677,437	681,701
Properties under development and land	2,215	1,513	1,292	1,266	1,265
Cash and other assets, net	17,084	24,768	28,858	26,325	20,015
Total assets	$683,131	$695,240	$703,097	$705,028	$702,981

Notes payable	$510,468	$510,700	$511,749	$512,564	$513,377
Other liabilities	15,352	26,186	25,297	21,398	16,409
Total liabilities	525,820	536,886	537,046	533,962	529,786

Member's equity	157,311	158,354	166,051	171,066	173,195
Total liabilities and members' equity	$683,131	$695,240	$703,097	$705,028	$702,981

Company's equity investment	$21,955	$22,283	$24,664	$26,205	$26,863

Company's pro-rata share of debt	$159,776	$159,849	$160,178	$160,433	$160,687

PROPERTY DATA (end of period)
Total operating properties	22	22	22	22	22
Total operating apartment homes	7,283	7,283	7,283	7,283	7,283
Pro-rata share of operating apartment homes	2,280	2,280	2,280	2,280	2,280
Company's pro-rata ownership	31.3%	31.3%	31.3%	31.3%	31.3%

(a) Operating data represents Camden's pro-rata share of revenues and expenses.

(b) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF MARCH 31, 2019 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 4/30/2019
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Washingtonian	365	$87.8			3Q16	2Q18	4Q18	4Q19	86%	86%
	Gaithersburg, MD
2.	Camden McGowen Station	315	90.7			4Q14	2Q18	4Q18	4Q19	76%	71%
	Houston, TX
3.	Camden North End I	441	97.2			4Q16	2Q18	1Q19	2Q20	63%	62%
	Phoenix, AZ
4.	Camden Grandview II	28	22.0			2Q17	4Q18	1Q19	3Q19	36%	21%
	Charlotte, NC

Total Completed Communities in Lease-Up		1,149	$297.7							73%	71%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 4/30/2019
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden RiNo	233	$75.0	$46.5	$46.5	3Q17	4Q19	2Q20	4Q20
	Denver, CO
2.	Camden Downtown I	271	132.0	79.2	79.2	4Q17	1Q20	3Q20	1Q21
	Houston, TX
3.	Camden Lake Eola	360	120.0	39.6	39.6	2Q18	2Q20	3Q20	3Q21
	Orlando, FL
4.	Camden Buckhead	365	160.0	31.7	31.7	3Q18	4Q20	3Q21	2Q22
	Atlanta, GA
5.	Camden North End II	343	90.0	16.0	16.0	1Q19	4Q20	4Q21	2Q22
	Phoenix, AZ

Total Development Communities		1,572	$577.0	$213.0	$213.0

Additional Development Pipeline (a)					95.0

Total Properties Under Development and Land (per Balance Sheet)					$308.0

NOI Contribution from Development Communities ($ in millions)								Cost to Date	1Q19 NOI
Communities that Stabilized During Quarter								$114.1	$1.7
Completed Communities in Lease-Up								297.7	1.8
Total Development Communities NOI Contribution								$411.8	$3.5

(a) Please refer to the Development Pipeline Summary on page 17.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE

(Unaudited)

AS OF MARCH 31, 2019 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Hillcrest	132	$90.0	$30.0
	San Diego, CA
2.	Camden Atlantic	269	90.0	17.1
	Plantation, FL
3.	Camden Arts District	354	150.0	22.1
	Los Angeles, CA
4.	Camden Paces III	350	100.0	14.9
	Atlanta, GA
5.	Camden Downtown II	271	145.0	10.9
	Houston, TX

Development Pipeline		1,376	$575.0	$95.0

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF MARCH 31, 2019 ($ in millions)

			Homes								Estimated
		Total	Redeveloped	Budget			Cost to Date				Dates for
	COMMUNITIES	Homes	To Date	Interior	Exterior	Total	Interior	Exterior	Total	Start	Completion
1.	Camden Brickell	405	229	$12.4	$7.8	$20.2	$7.2	$5.8	$13.0	1Q18	2Q20
	Miami, FL
2.	Camden Las Olas	420	258	13.0	5.9	18.9	8.0	3.9	11.9	1Q18	2Q20
	Ft. Lauderdale, FL
3.	Camden Potomac Yard	378	213	9.7	2.6	12.3	5.0	2.3	7.3	1Q18	4Q20
	Arlington, VA
4.	Camden Harbor View	546	546	0.0	13.5	13.5	0.0	0.9	0.9	1Q19	3Q20
	Los Angeles, CA

	Total	1,749	1,246	$35.1	$29.8	$64.9	$20.2	$12.9	$33.1

Redevelopments are communities with capital expenditures that improve a community's cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2019 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

				Apartment	Weighted Average
Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Old Town Scottsdale	Scottsdale, AZ	$97.1	316 Homes	$1,669	2016	2/27/2019
2.	Camden Rainey Street	Austin, TX	120.4	326 Homes	2,172	2016	5/1/2019

Total/Average Acquisitions			$217.5	642 Homes	$1,924

Land Acquisitions		Location	Purchase Price	Acres	Closing Dates
1.	Camden NoDa (a)	Charlotte, NC	$10.9	4.3	4/3/2019 & 4/26/2019

(a) Acreage was purchased in two separate transactions.

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF MARCH 31, 2019:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt
2019	($1,477)	$—	$—	($1,477)	(0.1)%	N/A
2020	(1,905)	—	—	(1,905)	(0.1)%	N/A
2021	(1,555)	—	250,000	248,445	11.7%	4.8%
2022	(1,161)	—	450,000	448,839	21.1%	3.2%
2023	(169)	—	250,000	249,831	11.8%	5.1%
Thereafter	39,086	—	900,000	939,086	44.2%	3.9%
Total Maturing Debt	$32,819	$—	$1,850,000	$1,882,819	88.6%	4.0%

Unsecured Line of Credit	$—	$—	$242,000	$242,000	11.4%	3.3%
Total Debt	$32,819	$—	$2,092,000	$2,124,819	100.0%	3.9%

Weighted Average Maturity of Debt		5.6 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$341,613	16.1%	3.3%	4.3 Years
Fixed rate debt	1,783,206	83.9%	4.1%	5.8 Years
Total	$2,124,819	100.0%	3.9%	5.6 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$2,079,136	97.9%	3.9%	5.1 Years
Secured debt	45,683	2.1%	4.4%	26.4 Years
Total	$2,124,819	100.0%	3.9%	5.6 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$45,683	100.0%	4.4%	26.4 Years
Total	$45,683	100.0%	4.4%	26.4 Years

REAL ESTATE ASSETS: (b)	Total Homes	% of Total	Total Cost	% of Total	1Q19 NOI	% of Total
Unencumbered real estate assets	49,944	99.4%	$8,397,440	98.9%	$156,326	99.1%
Encumbered real estate assets	290	0.6%	95,127	1.1%	1,403	0.9%
Total	50,234	100.0%	$8,492,567	100.0%	$157,729	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				4.0x

(a) Includes all available extension options.

(b) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2019 AND 2020:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
2Q 2019	($495)	$—	$—	($495)	N/A
3Q 2019	(492)	—	—	(492)	N/A
4Q 2019	(490)	—	—	(490)	N/A
2019	($1,477)	$—	$—	($1,477)	N/A

1Q 2020	($488)	$—	$—	($488)	N/A
2Q 2020	(486)	—	—	(486)	N/A
3Q 2020	(483)	—	—	(483)	N/A
4Q 2020	(448)	—	—	(448)	N/A
2020	($1,905)	$—	$—	($1,905)	N/A

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	20%	Yes

Secured Debt to Gross Asset Value	<	40%	—%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	552%	Yes

Unsecured Debt to Gross Asset Value	<	60%	22%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	24%	Yes

Total Secured Debt to Total Asset Value	<	40%	1%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	414%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	547%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF MARCH 31, 2019: (a)

	Future Scheduled Repayments (b)				Weighted Average Interest on Maturing Debt
Year	Amortization	Secured Maturities	Total	% of Total
2019	$104	$7,383	$7,487	4.7%	4.2%
2020	(15)	—	(15)	—%	N/A
2021	(135)	5,160	5,025	3.2%	4.8%
2022	(150)	5,008	4,858	3.0%	4.1%
2023	(156)	—	(156)	(0.1)%	N/A
Thereafter	(561)	143,138	142,577	89.2%	4.2%
Total Maturing Debt	($913)	$160,689	$159,776	100.0%	4.2%

Weighted Average Maturity of Debt		7.3 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$56,811	35.6%	4.5%	7.0 Years
Fixed rate debt		102,965	64.4%	4.1%	7.5 Years
Total		$159,776	100.0%	4.2%	7.3 Years

				Weighted Average
DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$102,965	64.4%	4.1%	7.5 Years
Conventional variable-rate mortgage debt		56,811	35.6%	4.5%	7.0 Years
Total		$159,776	100.0%	4.2%	7.3 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,283	$872,647
Land		0	2,215
Total		7,283	$874,862

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2019 AND 2020: (a)

	Future Scheduled Repayments (b)			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Total
2Q 2019	$66	$3,654	$3,720	4.4%
3Q 2019	35	—	35	N/A
4Q 2019	3	3,729	3,732	4.0%
2019	$104	$7,383	$7,487	4.2%

1Q 2020	($4)	$—	($4)	N/A
2Q 2020	(4)	—	(4)	N/A
3Q 2020	(5)	—	(5)	N/A
4Q 2020	(2)	—	(2)	N/A
2020	($15)	$—	($15)	N/A

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	First Quarter 2019
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$1,655	$35	$368	$8
Appliances	10	years	599	12	202	4
Painting	—		—	—	1,055	22
Cabinetry/Countertops	10	years	83	2	—	—
Other	9	years	957	20	602	13
Exteriors
Painting	5	years	134	3	—	—
Carpentry	10	years	260	5	—	—
Landscaping	7	years	239	5	2,653	55
Roofing	18	years	450	9	147	3
Site Drainage	10	years	92	2	—	—
Fencing/Stair	10	years	331	7	—	—
Other (b)	8	years	1,855	39	2,870	60
Common Areas
Mech., Elec., Plumbing	9	years	1,791	37	1,489	31
Parking/Paving	5	years	61	1	—	—
Pool/Exercise/Facility	8	years	1,148	24	306	6
Total Recurring (c)			$9,655	$201	$9,692	$202
Weighted Average Apartment Homes				47,957		47,957

Non-recurring capitalized expenditures (d)			$1,012

Revenue Enhancing Expenditures (e)	10	years	$10,420	$16,699
Revenue Enhanced Apartment Homes				624

(a) Weighted average useful life of capitalized expenses for the three months ended March 31, 2019.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as LED lighting programs for 2019 in addition to other, non-routine items.
(e) Represents capital expenditures for the three months ended March 31, 2019 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets. Redevelopment costs are not included in this table and can be found in the Redevelopment Summary on page 18.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. The FFO definition as restated in 2018 allows companies an option to also exclude gains and losses on sales or impairment charges on real estate assets incidental to a company's business. We did not elect this option, and as a result, the definition of FFO as restated did not have an impact on our calculation upon adoption on January 1, 2019. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended March 31,
	2019	2018
Net income attributable to common shareholders	$38,613	$39,395
Real estate depreciation and amortization	78,675	68,595
Adjustments for unconsolidated joint ventures	2,231	2,247
Income allocated to non-controlling interests	1,144	1,130
Funds from operations	$120,663	$111,367

Less: recurring capitalized expenditures	(9,655)	(9,999)

Adjusted funds from operations	$111,008	$101,368

Weighted average number of common shares outstanding:
EPS diluted	97,041	96,046
FFO/AFFO diluted	98,797	97,124

	Three Months Ended March 31,
	2019	2018
Total Earnings Per Common Share - Diluted	$0.40	$0.41
Real estate depreciation and amortization	0.80	0.71
Adjustments for unconsolidated joint ventures	0.02	0.02
Income allocated to non-controlling interests	—	0.01
FFO per common share - Diluted	$1.22	$1.15

Less: recurring capitalized expenditures	(0.10)	(0.11)

AFFO per common share - Diluted	$1.12	$1.04

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	2Q19	Range	2019	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.39	$0.43	$1.56	$1.72
Expected real estate depreciation and amortization	0.82	0.82	3.30	3.30
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.09	0.09
Expected income allocated to non-controlling interests	0.01	0.01	0.04	0.04
Expected FFO per share - diluted	$1.24	$1.28	$4.99	$5.15

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended March 31,
	2019	2018
Net income	$39,721	$40,525
Less: Fee and asset management income	(1,843)	(1,998)
Less: Interest and other income	(298)	(793)
Less: (Income)/Loss on deferred compensation plans	(10,356)	205
Plus: Property management expense	6,657	6,639
Plus: Fee and asset management expense	1,184	965
Plus: General and administrative expense	13,308	12,223
Plus: Interest expense	20,470	20,374
Plus: Depreciation and amortization expense	80,274	70,224
Plus: Expense/(Benefit) on deferred compensation plans	10,356	(205)
Less: Equity in income of joint ventures	(1,912)	(1,829)
Plus: Income tax expense	168	388
NOI	$157,729	$146,718

"Same Property" Communities	$134,682	$129,979
Non-"Same Property" Communities	19,723	15,338
Development and Lease-Up Communities	1,820	(2)
Dispositions/Other	1,504	1,403
NOI	$157,729	$146,718

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, loss on early retirement of debt and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended March 31,
	2019	2018
Net income attributable to common shareholders	$38,613	$39,395
Plus: Interest expense	20,470	20,374
Plus: Depreciation and amortization expense	80,274	70,224
Plus: Income allocated to non-controlling interests from continuing operations	1,108	1,130
Plus: Income tax expense	168	388
Less: Equity in income of joint ventures	(1,912)	(1,829)
Adjusted EBITDA	$138,721	$129,682
Annualized Adjusted EBITDA	$554,884	$518,728

Net Debt

Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period.

	Average monthly balance for
	the three months ended March 31,
	2019	2018
Unsecured notes payable	$2,081,233	$1,338,971
Secured notes payable	271,936	865,859
Total debt	2,353,169	2,204,830
Less: Cash and cash equivalents	(138,748)	(111,621)
Net debt	$2,214,421	$2,093,209

Net Debt to Annualized Adjusted EBITDA

	Three months ended March 31,
	2019	2018
Net debt	$2,214,421	$2,093,209
Annualized Adjusted EBITDA	554,884	518,728
Net Debt to Annualized Adjusted EBITDA	4.0x	4.0x

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	A-	Stable

Estimated Future Dates:	Q2 '19	Q3 '19	Q4 '19	Q1 '20
Earnings Release & Conference Call	Late July	Late October	Late January	Late April

Dividend Information - Common Shares:	Q1 '19
Declaration Date	1/31/2019
Record Date	3/29/2019
Payment Date	4/17/2019
Distributions Per Share	$0.80

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 3/31/2019

(Unaudited)							1Q19 Avg Monthly		1Q19 Avg Monthly
			Year Placed	Average	Apartment	1Q19 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	96%	$1,422	$1.24	$1,643	$1.43
Camden Copper Square	Phoenix	AZ	2000	786	332	96%	1,197	1.52	1,441	1.83
Camden Foothills	Scottsdale	AZ	2014	1,032	220	96%	1,671	1.62	1,978	1.92
Camden Hayden	Tempe	AZ	2015	1,043	234	96%	1,495	1.43	1,741	1.67
Camden Legacy	Scottsdale	AZ	1996	1,067	428	95%	1,341	1.26	1,576	1.48
Camden Montierra	Scottsdale	AZ	1999	1,071	249	97%	1,377	1.29	1,630	1.52
Camden North End I (1)	Phoenix	AZ	2019	921	441	Lease-Up	1,609	1.75	1,764	1.92
Camden Old Town Scottsdale	Scottsdale	AZ	2016	890	316	95%	1,669	1.87	1,687	1.89
Camden Pecos Ranch	Chandler	AZ	2001	924	272	96%	1,166	1.26	1,420	1.54
Camden San Marcos	Scottsdale	AZ	1995	984	320	97%	1,302	1.32	1,508	1.53
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	96%	1,318	1.27	1,574	1.51
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	93%	1,534	1.18	1,834	1.41
TOTAL ARIZONA	12	Properties		1,005	3,686	96%	1,419	1.41	1,628	1.62

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	97%	2,092	2.07	2,316	2.30
Camden Glendale	Glendale	CA	2015	882	303	95%	2,456	2.79	2,581	2.93
Camden Harbor View (2)	Long Beach	CA	2004	981	546	95%	2,653	2.70	2,824	2.88
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	96%	2,113	2.09	2,350	2.32
Camden Martinique	Costa Mesa	CA	1986	795	714	96%	1,816	2.28	2,054	2.58
Camden Sea Palms	Costa Mesa	CA	1990	891	138	95%	2,161	2.43	2,337	2.62
The Camden	Hollywood	CA	2016	768	287	96%	3,208	4.18	3,393	4.42
Total Los Angeles/Orange County	7	Properties		899	2,658	96%	2,301	2.56	2,501	2.78

Camden Landmark	Ontario	CA	2006	982	469	94%	1,660	1.69	1,840	1.87
Camden Old Creek	San Marcos	CA	2007	1,037	350	97%	2,194	2.12	2,436	2.35
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	94%	2,012	2.09	2,243	2.33
Camden Tuscany	San Diego	CA	2003	896	160	96%	2,628	2.93	2,921	3.26
Camden Vineyards	Murrieta	CA	2002	1,053	264	96%	1,773	1.68	1,988	1.89
Total San Diego/Inland Empire	5	Properties		992	1,665	95%	1,972	1.99	2,197	2.22

TOTAL CALIFORNIA	12	Properties		935	4,323	96%	2,174	2.33	2,384	2.55

Camden Belleview Station	Denver	CO	2009	888	270	97%	1,477	1.67	1,709	1.93
Camden Caley	Englewood	CO	2000	925	218	94%	1,491	1.61	1,757	1.90
Camden Denver West	Golden	CO	1997	1,015	320	97%	1,750	1.72	1,992	1.96
Camden Flatirons	Denver	CO	2015	960	424	96%	1,646	1.72	1,903	1.98
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	94%	1,756	1.53	1,998	1.74
Camden Interlocken	Broomfield	CO	1999	1,010	340	95%	1,657	1.64	1,897	1.88
Camden Lakeway	Littleton	CO	1997	932	451	95%	1,563	1.68	1,854	1.99
Camden Lincoln Station	Lone Tree	CO	2017	844	267	96%	1,576	1.87	1,812	2.15
TOTAL COLORADO	8	Properties		971	2,632	96%	1,623	1.67	1,876	1.93

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	96%	1,708	1.61	1,966	1.85
Camden College Park	College Park	MD	2008	942	508	97%	1,588	1.69	1,861	1.98
Camden Dulles Station	Oak Hill	VA	2009	978	382	97%	1,756	1.80	2,009	2.05
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	1,841	1.74	2,099	1.99
Camden Fairfax Corner	Fairfax	VA	2006	934	489	97%	1,905	2.04	2,187	2.34
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	1,791	1.80	2,056	2.06
Camden Grand Parc	Washington	DC	2002	672	105	97%	2,512	3.74	2,866	4.27
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	1,642	1.63	1,887	1.88
Camden Largo Towne Center	Largo	MD	2000/2007	1,027	245	96%	1,668	1.62	1,912	1.86
Camden Monument Place	Fairfax	VA	2007	856	368	97%	1,633	1.91	1,866	2.18
Camden Noma	Washington	DC	2014	770	321	96%	2,235	2.90	2,527	3.28
Camden Noma II	Washington	DC	2017	759	405	94%	2,303	3.03	2,598	3.42
Camden Potomac Yard (2)	Arlington	VA	2008	835	378	95%	2,025	2.43	2,331	2.79
Camden Roosevelt	Washington	DC	2003	856	198	96%	2,813	3.29	3,140	3.67
Camden Russett	Laurel	MD	2000	992	426	95%	1,491	1.50	1,727	1.74
Camden Shady Grove	Rockville	MD	2018	877	457	96%	1,710	1.95	1,935	2.21
Camden Silo Creek	Ashburn	VA	2004	975	284	96%	1,638	1.68	1,894	1.94
Camden South Capitol (3)	Washington	DC	2013	821	281	96%	2,287	2.78	2,654	3.23
Camden Washingtonian (1)	Gaithersburg	MD	2018	871	365	Lease-Up	1,716	1.97	1,867	2.14
TOTAL DC METRO	19	Properties		922	6,862	96%	1,847	2.00	2,113	2.29

Camden Aventura	Aventura	FL	1995	1,108	379	96%	1,975	1.78	2,323	2.10
Camden Boca Raton	Boca Raton	FL	2014	843	261	97%	1,955	2.32	2,175	2.58
Camden Brickell (2)	Miami	FL	2003	937	405	93%	2,118	2.26	2,327	2.48
Camden Doral	Miami	FL	1999	1,120	260	97%	1,947	1.74	2,198	1.96
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	2,079	1.66	2,328	1.86
Camden Las Olas (2)	Ft. Lauderdale	FL	2004	1,043	420	93%	2,107	2.02	2,350	2.25
Camden Plantation	Plantation	FL	1997	1,201	502	96%	1,701	1.42	1,966	1.64
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	97%	1,764	1.59	2,066	1.86
Total Southeast Florida	8	Properties		1,079	2,781	95%	1,946	1.80	2,207	2.05

CAMDEN	COMMUNITY TABLE
Community statistics as of 3/31/2019

(Unaudited)							1Q19 Avg Monthly		1Q19 Avg Monthly
			Year Placed	Average	Apartment	1Q19 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	98%	$1,440	$1.34	$1,658	$1.54
Camden Lago Vista	Orlando	FL	2005	955	366	96%	1,327	1.39	1,569	1.64
Camden LaVina	Orlando	FL	2012	970	420	95%	1,343	1.39	1,588	1.64
Camden Lee Vista	Orlando	FL	2000	937	492	97%	1,273	1.36	1,505	1.61
Camden North Quarter	Orlando	FL	2016	806	333	95%	1,570	1.95	1,680	2.09
Camden Orange Court	Orlando	FL	2008	817	268	95%	1,373	1.68	1,621	1.99
Camden Thornton Park	Orlando	FL	2016	920	299	94%	1,918	2.08	2,001	2.18
Camden Town Square	Orlando	FL	2012	983	438	97%	1,380	1.40	1,581	1.61
Camden Waterford Lakes (3)	Orlando	FL	2014	971	300	94%	1,443	1.49	1,701	1.75
Camden World Gateway	Orlando	FL	2000	979	408	96%	1,331	1.36	1,546	1.58
Total Orlando	10	Properties		944	3,594	96%	1,422	1.51	1,628	1.73

Camden Bay	Tampa	FL	1997/2001	943	760	96%	1,209	1.28	1,483	1.57
Camden Montague	Tampa	FL	2012	975	192	96%	1,357	1.39	1,621	1.66
Camden Pier District	St. Petersburg	FL	2016	989	358	96%	2,454	2.48	2,621	2.65
Camden Preserve	Tampa	FL	1996	942	276	96%	1,439	1.53	1,661	1.76
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	1,225	1.20	1,491	1.47
Camden Visconti (3)	Tampa	FL	2007	1,125	450	96%	1,361	1.21	1,624	1.44
Camden Westchase Park	Tampa	FL	2012	992	348	97%	1,449	1.46	1,724	1.74
Total Tampa	7	Properties		997	2,736	96%	1,463	1.47	1,715	1.72

TOTAL FLORIDA	25	Properties		1,001	9,111	96%	1,594	1.59	1,830	1.83

Camden Brookwood	Atlanta	GA	2002	912	359	96%	1,395	1.52	1,610	1.76
Camden Buckhead Square	Atlanta	GA	2015	827	250	96%	1,565	1.89	1,695	2.05
Camden Creekstone	Atlanta	GA	2002	990	223	97%	1,365	1.38	1,540	1.56
Camden Deerfield	Alpharetta	GA	2000	1,187	292	96%	1,405	1.18	1,655	1.39
Camden Dunwoody	Atlanta	GA	1997	1,007	324	97%	1,347	1.34	1,589	1.58
Camden Fourth Ward	Atlanta	GA	2014	847	276	97%	1,703	2.01	1,948	2.30
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	96%	1,505	1.61	1,748	1.87
Camden Paces	Atlanta	GA	2015	1,407	379	96%	2,712	1.93	3,023	2.15
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	97%	1,290	1.26	1,554	1.51
Camden Phipps (3)	Atlanta	GA	1996	1,018	234	96%	1,548	1.52	1,792	1.76
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	98%	1,306	1.14	1,575	1.38
Camden St. Clair	Atlanta	GA	1997	999	336	96%	1,353	1.35	1,591	1.59
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	96%	1,108	1.10	1,330	1.32
Camden Vantage	Atlanta	GA	2010	901	592	96%	1,438	1.60	1,593	1.77
TOTAL GEORGIA	14	Properties		1,015	4,496	96%	1,515	1.49	1,742	1.72

Camden Ballantyne	Charlotte	NC	1998	1,048	400	96%	1,278	1.22	1,525	1.46
Camden Cotton Mills	Charlotte	NC	2002	905	180	95%	1,444	1.60	1,707	1.89
Camden Dilworth	Charlotte	NC	2006	857	145	97%	1,446	1.69	1,672	1.95
Camden Fairview	Charlotte	NC	1983	1,036	135	97%	1,190	1.15	1,378	1.33
Camden Foxcroft	Charlotte	NC	1979	940	156	97%	1,058	1.13	1,282	1.36
Camden Foxcroft II	Charlotte	NC	1985	874	100	97%	1,166	1.33	1,377	1.57
Camden Gallery	Charlotte	NC	2017	743	323	96%	1,553	2.09	1,773	2.39
Camden Grandview	Charlotte	NC	2000	1,059	266	95%	1,664	1.57	1,880	1.78
Camden Grandview II (1)	Charlotte	NC	2019	2,242	28	Lease-Up	4,470	1.99	5,246	2.34
Camden Sedgebrook	Charlotte	NC	1999	972	368	97%	1,118	1.15	1,351	1.39
Camden South End	Charlotte	NC	2003	882	299	95%	1,419	1.61	1,638	1.86
Camden Southline (3)	Charlotte	NC	2015	831	266	97%	1,537	1.85	1,756	2.11
Camden Stonecrest	Charlotte	NC	2001	1,098	306	95%	1,299	1.18	1,530	1.39
Camden Touchstone	Charlotte	NC	1986	899	132	96%	1,075	1.20	1,282	1.43
Total Charlotte	14	Properties		954	3,104	96%	1,378	1.44	1,579	1.65

Camden Asbury Village (3)	Raleigh	NC	2009	1,009	350	96%	1,220	1.21	1,454	1.44
Camden Crest	Raleigh	NC	2001	1,013	438	96%	1,049	1.04	1,293	1.28
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	96%	1,085	1.04	1,334	1.28
Camden Lake Pine	Apex	NC	1999	1,066	446	97%	1,160	1.09	1,378	1.29
Camden Manor Park	Raleigh	NC	2006	966	484	95%	1,133	1.17	1,348	1.40
Camden Overlook	Raleigh	NC	2001	1,060	320	96%	1,249	1.18	1,483	1.40
Camden Reunion Park	Apex	NC	2000/2004	972	420	94%	1,048	1.08	1,264	1.30
Camden Westwood	Morrisville	NC	1999	1,027	354	95%	1,092	1.06	1,319	1.28
Total Raleigh	8	Properties		1,016	3,054	96%	1,127	1.11	1,355	1.33

TOTAL NORTH CAROLINA	22	Properties		985	6,158	96%	1,253	1.27	1,468	1.49

CAMDEN	COMMUNITY TABLE
Community statistics as of 3/31/2019

(Unaudited)							1Q19 Avg Monthly		1Q19 Avg Monthly
			Year Placed	Average	Apartment	1Q19 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (3)	Austin	TX	2009	862	348	96%	$1,099	$1.27	$1,349	$1.56
Camden Amber Oaks II (3)	Austin	TX	2012	910	244	95%	1,158	1.27	1,423	1.56
Camden Brushy Creek (3)	Cedar Park	TX	2008	882	272	96%	1,161	1.32	1,301	1.47
Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,273	1.40	1,508	1.65
Camden Gaines Ranch	Austin	TX	1997	955	390	96%	1,430	1.50	1,701	1.78
Camden Huntingdon	Austin	TX	1995	903	398	96%	1,170	1.30	1,425	1.58
Camden La Frontera	Austin	TX	2015	901	300	95%	1,232	1.37	1,459	1.62
Camden Lamar Heights	Austin	TX	2015	838	314	95%	1,503	1.79	1,754	2.09
Camden Shadow Brook (3)	Austin	TX	2009	909	496	96%	1,150	1.27	1,308	1.44
Camden Stoneleigh	Austin	TX	2001	908	390	97%	1,277	1.41	1,513	1.67
Total Austin	10	Properties		899	3,360	96%	1,244	1.38	1,471	1.64

Camden Breakers	Corpus Christi	TX	1996	868	288	93%	1,127	1.30	1,392	1.60
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	91%	871	1.12	1,060	1.37
Camden South Bay (3)	Corpus Christi	TX	2007	1,055	270	93%	1,238	1.17	1,435	1.36
Total Corpus Christi	3	Properties		888	902	92%	1,063	1.20	1,280	1.44

Camden Addison	Addison	TX	1996	942	456	97%	1,236	1.31	1,444	1.53
Camden Belmont	Dallas	TX	2010/2012	945	477	96%	1,456	1.54	1,693	1.79
Camden Buckingham	Richardson	TX	1997	919	464	96%	1,229	1.34	1,465	1.59
Camden Centreport	Ft. Worth	TX	1997	911	268	93%	1,192	1.31	1,432	1.57
Camden Cimarron	Irving	TX	1992	772	286	97%	1,228	1.59	1,448	1.88
Camden Design District (3)	Dallas	TX	2009	939	355	95%	1,387	1.48	1,511	1.61
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,361	1.46	1,585	1.70
Camden Henderson	Dallas	TX	2012	967	106	96%	1,524	1.58	1,784	1.84
Camden Legacy Creek	Plano	TX	1995	831	240	96%	1,290	1.55	1,542	1.85
Camden Legacy Park	Plano	TX	1996	871	276	96%	1,279	1.47	1,504	1.73
Camden Panther Creek (3)	Frisco	TX	2009	946	295	96%	1,246	1.32	1,432	1.51
Camden Riverwalk (3)	Grapevine	TX	2008	982	600	95%	1,470	1.50	1,703	1.73
Camden Valley Park	Irving	TX	1986	743	516	97%	1,082	1.45	1,279	1.72
Camden Victory Park	Dallas	TX	2016	861	423	95%	1,639	1.90	1,880	2.18
Total Dallas/Ft. Worth	14	Properties		901	5,666	96%	1,332	1.48	1,550	1.72

Camden City Centre	Houston	TX	2007	932	379	94%	1,477	1.58	1,714	1.84
Camden City Centre II	Houston	TX	2013	868	268	95%	1,503	1.73	1,724	1.99
Camden Cypress Creek (3)	Cypress	TX	2009	993	310	95%	1,303	1.31	1,523	1.53
Camden Downs at Cinco Ranch (3)	Katy	TX	2004	1,075	318	95%	1,258	1.17	1,506	1.40
Camden Grand Harbor (3)	Katy	TX	2008	959	300	93%	1,181	1.23	1,402	1.46
Camden Greenway	Houston	TX	1999	861	756	96%	1,395	1.62	1,616	1.88
Camden Heights (3)	Houston	TX	2004	927	352	96%	1,481	1.60	1,728	1.86
Camden Holly Springs	Houston	TX	1999	934	548	95%	1,231	1.32	1,452	1.55
Camden McGowen Station (1)	Houston	TX	2018	1,007	315	Lease-Up	2,140	2.13	2,134	2.12
Camden Midtown	Houston	TX	1999	844	337	95%	1,532	1.81	1,757	2.08
Camden Northpointe (3)	Tomball	TX	2008	940	384	96%	1,127	1.20	1,390	1.48
Camden Oak Crest	Houston	TX	2003	870	364	96%	1,132	1.30	1,357	1.56
Camden Park	Houston	TX	1995	866	288	95%	1,101	1.27	1,323	1.53
Camden Plaza	Houston	TX	2007	915	271	96%	1,583	1.73	1,814	1.98
Camden Post Oak	Houston	TX	2003	1,200	356	95%	2,450	2.04	2,630	2.19
Camden Royal Oaks	Houston	TX	2006	923	236	91%	1,357	1.47	1,411	1.53
Camden Royal Oaks II	Houston	TX	2012	1,054	104	96%	1,582	1.50	1,643	1.56
Camden Spring Creek (3)	Spring	TX	2004	1,080	304	95%	1,221	1.13	1,464	1.36
Camden Stonebridge	Houston	TX	1993	845	204	95%	1,109	1.31	1,339	1.58
Camden Sugar Grove	Stafford	TX	1997	921	380	95%	1,194	1.30	1,421	1.54
Camden Travis Street	Houston	TX	2010	819	253	96%	1,477	1.80	1,721	2.10
Camden Vanderbilt	Houston	TX	1996/1997	863	894	96%	1,433	1.66	1,659	1.92
Camden Whispering Oaks	Houston	TX	2008	934	274	95%	1,241	1.33	1,461	1.56
Camden Woodson Park (3)	Houston	TX	2008	916	248	97%	1,211	1.32	1,421	1.55
Camden Yorktown (3)	Houston	TX	2008	995	306	96%	1,175	1.18	1,382	1.39
Total Houston	25	Properties		933	8,749	95%	1,396	1.50	1,601	1.72

TOTAL TEXAS	52	Properties		915	18,677	95%	1,333	1.46	1,546	1.69

TOTAL PROPERTIES	164	Properties		956	55,945	96%	$1,529	$1.60	$1,755	$1.84

(1) Completed communities in lease-up as of March 31, 2019 are excluded from total occupancy numbers.
(2) Communities under redevelopment as of March 31, 2019.
(3) Communities owned through investment in joint venture. Pro-Rata ownership is 31.3%.